Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of Federated Managed Pool Series:

In planning and performing our
audits of the financial statements
of Federated Corporate
Bond Strategy Portfolio, Federated
Mortgage Strategy Portfolio, and
Federated High
Yield Strategy Portfolio (the three
portfolios constituting Federated
 Managed Pool
Series) (collectively, the "Funds")
as of and for the year ended December
31, 2010, in
accordance with the standards of
the Public Company Accounting
Oversight Board
(United States), we considered the
Funds' internal control over financial
 reporting,
including controls over safeguarding
securities, as a basis for designing
our auditing
procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds'
 internal control over financial reporting.
Accordingly, we express no such opinion.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting.
In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.
A company's internal control over
financial reporting
includes those policies and
procedures that (1) pertain to the
 maintenance of records that,
in reasonable detail, accurately
and fairly reflect the transactions
 and dispositions of the
assets of the company; (2) provide
reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are
being made only in accordance with
authorizations of management and
directors of the
company; and (3) provide reasonable
 assurance regarding prevention or
 timely detection
of unauthorized acquisition, use or
disposition of a company's assets
that could have a
material effect on the financial
statements.

Because of its inherent limitations,
 internal control over financial
reporting may not
prevent or detect misstatements.
 Also, projections of any
evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of
changes in conditions, or that the
degree of compliance with the
policies or procedures
may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or
operation of a control does not
allow management or employees,
in the normal course of
performing their assigned functions,
to prevent or detect misstatements
on a timely basis.
A material weakness is a deficiency,
or a combination of deficiencies, in
internal control
over financial reporting, such that
there is a reasonable possibility
that a material
misstatement of the company's annual
or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Funds'
 internal control over financial
reporting was for the
limited purpose described in the
first paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material weaknesses
under standards
established by the Public Company
Accounting Oversight Board
(United States).
However, we noted no deficiencies
in the Funds' internal control
over financial reporting
and its operation, including
controls over safeguarding
securities, that we consider to be
 a
material weakness as defined
above as of December 31, 2010.



This report is intended solely
for the information and use of
management and the Board
of Trustees of the Funds and the
 Securities and Exchange
Commission and is not
intended to be and should not be
 used by anyone other than these
specified parties.


								Ernst & Young LLP

Boston, Massachusetts
February 23, 2011